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                                                                   EXHIBIT 10.1

                                                          Obligor No. 0184735387
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                               AMENDMENT AGREEMENT
                   Amendment No. 6 to Business Loan Agreement

         THIS AGREEMENT is made as of April 30, 2003, by and between STANDARD FEDERAL BANK N.A., a national banking association formerly known as Michigan National Bank (the "Bank"), AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and AGREE REALTY CORPORATION, a Maryland corporation ("Guarantor").

         RECITALS:

     A. Borrower and the Bank entered into a Business Loan Agreement, dated September 30, 1996, as amended by First Amendment dated October 1, 1997, a Second Amendment dated October 19, 1998, a Third Amendment dated December 19, 1999, a Fourth Amendment dated February 11, 2001 and a Fifth Amendment dated April 30, 2002 (the "Loan Agreement"), pursuant to which the Bank has extended to the Borrower a Line of Credit, as evidenced by a Seventh Amended and Restated Promissory Note (Line of Credit), dated April 30, 2002, in the principal amount of $5,000,000.00 (the "Note"), secured by various Second Mortgages, Assignments of Leases and Rents, Security Agreements and Fixture Financing Statements, and Deed of Trusts dated May and June, 1996 (the "Mortgages"), and various Second Assignments of Leases and Rents, dated May and June, 1996 (the "Assignments"), and supported by an Amended and Restated Guaranty, executed by the Guarantor, dated September 30, 1996 (the "Guaranty"). The foregoing documents and any other documents and instruments executed in conjunction therewith are herein referred to collectively as the "Loan Documents".

     B. The Borrower has requested a modification to certain of the terms and provisions of the Loan Documents and the Bank and Guarantor are agreeable thereto, on the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, Borrower, Guarantor and the Bank hereby agree as follows:

     1. The Borrower hereby warrants and represents:

        a. The Borrower is a Delaware limited partnership duly organized and validly existing under the laws of the State of Michigan. All of the general partners of the Borrower have approved of the Borrower executing and delivering this Amendment Agreement and the Borrower has duly authorized and validly executed and delivered this Amendment Agreement.

        b. This Amendment Agreement and the Loan Agreement (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's organizational documents or any agreement or covenants to which Borrower is a party. There are no defenses to or offsets against Borrower's obligations under the Loan Agreement, the Note or the other Loan Documents.

        c. The Mortgages are valid and enforceable in accordance with their terms. The Bank holds valid and perfected mortgage interests in the real property described in the Mortgages and Borrower is aware of no claims or interests in such property prior or paramount to the Bank's, except for liens or encumbrances described in the Mortgages.

        d. The Assignments are valid and enforceable in accordance with their terms. The Bank holds valid and perfected assignments of leases and rents covering the real property described in the


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     Assignments and Borrower is aware of no claims or interests in such property prior or paramount to the Bank's, except for liens or encumbrances described in the Assignments.

        e. The Guaranty is valid and enforceable in accordance with its terms and the Guarantor presently has no valid and existing defense to liability thereunder.

     2. The Loan Agreement is hereby amended in the following respects only:

        a. The MATURITY DATE and LOAN DATE set forth in Section I of the Loan Agreement are changed to read "April 30, 2004" and "April 30, 2003," respectively.

        b. Section B of the Loan Agreement is hereby deleted in its entirety and replaced by the following new Section B.:

        B. BOOKS AND REPORTS.

            1. ANNUAL CPA FINANCIAL STATEMENTS. Within 120 days after the end of each fiscal YEAR, Borrower shall furnish to Bank, in form acceptable to Bank, consolidated audited financial statements, of Borrower and Guarantor, for the fiscal period prepared by an independent certified public accountant acceptable to the Bank.

            2. QUARTERLY CPA FINANCIAL STATEMENTS. With 60 days after the end of each fiscal QUARTER, Borrower shall furnish to Bank, in form acceptable to Bank, consolidated financial statements, of Borrower and Guarantor, for the fiscal period prepared by an independent certified public accountant acceptable to the Bank.

            3. GUARANTOR SEC INFORMATION. (a) Within 60 days after the end of each fiscal quarter, Borrower shall cause Guarantor to furnish to Bank a copy of its current quarterly 10-Q report, and (b) within 120 days after the end of each fiscal YEAR, Borrower shall cause Guarantor to furnish to Bank a copy of its current annual 10-K report

            4. OPERATING STATEMENTS AND RENT ROLLS. Within 60 days after the end of each fiscal QUARTER, furnish to Bank, in form acceptable to the Bank, detailed operating statements and rent rolls for the properties which secure the Line of Credit (the "Properties"), identifying each tenant of the Properties, the space leased, the rental payable by each tenant, and such other information and data as the Bank may reasonably require.

     c. The following new items 27 and 28 are hereby added to the list of Related Documents contained in Section V. A. of the Loan Agreement:

            27. Second Open-End Mortgage, Assignment of Leases and Rents,
                Security Agreement and Fixture Financing Statement, dated ______________________, for Borders and TGI Friday's,
                Monroeville, Pa.

            28. Second Open-End Mortgage, Assignment of Leases and Rents,
                Security Agreement and Fixture Financing Statement, dated ______________________, for Borders #2, Columbus, OH.

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     3. Simultaneously with the execution of this Amendment Agreement, the
Borrower shall execute and deliver to the Bank a renewal Promissory Note (Line of Credit) to evidence a renewal of the line of credit evidenced by the Note.

     4. Simultaneously with the execution of this Amendment Agreement, the Borrower shall execute and deliver to the Bank a second open-end mortgage on certain real property located at 200 Mall Boulevard (Borders) and 240 Mall Boulevard (TGI Friday's), Monroeville, PA, as additional security for the Note.

     5. Simultaneously with the execution of this Amendment Agreement, the Borrower shall execute and deliver to the Bank a second open-end mortgage on certain real property located at 4545 Kenny Road, Columbus, OH, as additional security for the Note.

     6. Guarantor acknowledges and consents to the amendments to the Loan Documents herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Loan Documents as herein amended.

     7. Except as amended herein and in any other amendments executed in conjunction herewith, the Loan Documents shall remain in full force and effect.

     IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date stated in the first paragraph above.

Witness:                                BORROWER:

                                        AGREE LIMITED PARTNERSHIP, a Delaware
                                        limited partnership

                                        By:   Agree Realty Corporation, a
                                              Maryland corporation
                                        Its:  General Partner

                                              By: /s/ Richard Agree
---------------------------------                 --------------------------
                                                    Richard A. Agree

                                              Its: President
                                                  --------------------------


                                        31850 Northwestern Highway
                                        ------------------------------------
                                        Address

                                        Farmington Hills, MI 48334
                                        ------------------------------------


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                                        GUARANTOR:


                                        AGREE REALTY CORPORATION, a
                                        Maryland corporation


                                        By: /s/  Richard Agree
---------------------------------           ---------------------------------
                                               Richard A. Agree

                                        Its: President
                                             --------------------------------


                                        BANK:

                                        Standard Federal Bank N.A., a national
                                        banking association


                                        By:/s/ Carol Ann Arvan
                                           ---------------------------------
                                               Carol Ann Arvan

                                        Its: First Vice President
                                            --------------------------------



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